                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[x]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                MACROMEDIA, INC.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

     (5)   Total fee paid:

           ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

           ---------------------------------------------------------------------

     (2)   Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

     (3)   Filing Party:

           ---------------------------------------------------------------------

     (4)   Date Filed:

           ---------------------------------------------------------------------
                                   macromedia
                                     [LOGO]

                                                               December 31, 2001

To Our Stockholders:

      You are cordially invited to attend a Special Meeting of Stockholders of Macromedia, Inc. to be held at 600 Townsend Street, San Francisco, California, on Wednesday, February 13, 2002, at 1:00 p.m. P.S.T.

      The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting of Stockholders and Proxy Statement.

      It is important that you use this opportunity to take part in the affairs of Macromedia by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

                                           Sincerely,


                                           /s/ Elizabeth A. Nelson
                                           -------------------------------------
                                           Elizabeth A. Nelson
                                           EXECUTIVE VICE PRESIDENT,
                                           CHIEF FINANCIAL OFFICER AND SECRETARY

                                MACROMEDIA, INC.
                               600 TOWNSEND STREET
                         SAN FRANCISCO, CALIFORNIA 94103

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         ------------------------------

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Macromedia, Inc. (the "Company") will be held at 600 Townsend Street, San Francisco, California, on Wednesday, February 13, 2002, at 1:00 p.m. P.S.T. for the following purposes:

      1. To consider and vote upon a proposal to approve an amendment to the Company's 1993 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 400,000 shares, from 1,150,000 shares to 1,550,000 shares.

      2. To consider and vote upon a proposal to approve the adoption of the Company's 2001 Employee Stock Purchase Plan authorizing 2,000,000 shares to be reserved for issuance.

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

      Only stockholders of record at the close of business on December 25, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                           By Order of the Board of Directors


                                           /s/ Elizabeth A. Nelson
                                           -------------------------------------
                                           Elizabeth A. Nelson
                                           EXECUTIVE VICE PRESIDENT,
                                           CHIEF FINANCIAL OFFICER AND SECRETARY



San Francisco, California
December 31, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.
                               600 TOWNSEND STREET
                         SAN FRANCISCO, CALIFORNIA 94103

                                -----------------

                                 PROXY STATEMENT

                                -----------------


                                DECEMBER 31, 2001

      The accompanying proxy is solicited on behalf of the Board of Directors of Macromedia, Inc., a Delaware corporation (the "Company" or "Macromedia"), for use at a Special Meeting of Stockholders of the Company to be held at 600 Townsend Street, San Francisco, California, on Wednesday, February 13, 2002 at 1:00 p.m. P.S.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on December 25, 2001 will be entitled to vote at the Meeting. On December 25, 2001 (the "Record Date"), the Company had 60,613,693 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about December 31, 2001.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES

      Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

      Proposal Nos. 1 and 2 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposals. All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward a quorum and will have the same effect as negative votes with regard to Proposal Nos. 1 and 2. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether any proposal has been approved.

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. The Company has retained a proxy solicitation firm, Georgeson Shareholder Communications, Inc., to aid in the solicitation process and will pay it a fee of approximately $7,000 for its services. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                 PROPOSAL NO. 1 -- APPROVAL OF AMENDMENT TO THE
                        1993 EMPLOYEE STOCK PURCHASE PLAN

      Stockholders are being asked to approve an amendment to the adoption of the Company's 1993 Employee Stock Purchase Plan (the "1993 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 1,150,000 shares to 1,550,000 shares (an increase of 400,000 shares). The Board of Directors of the Company (the "Board") approved the proposed amendment described above on December 21, 2001.

      Management believes that this amendment is in the best interests of the Company because of the need to provide equity participation to attract and retain quality employees and remain competitive in the industry.

      Below is a summary of the principal provisions of the 1993 Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the 1993 Plan.


1993 EMPLOYEE STOCK PURCHASE PLAN

      1993 PLAN HISTORY. The Board adopted the 1993 Plan on October 15, 1993, and thereafter it was approved by stockholders to offer eligible employees of the Company ("Participating Employees") with a convenient means to acquire equity in the Company through payroll deductions and to provide an incentive for continued employment. On May 24, 1994, the Board approved an amendment to the 1993 Plan to change the dates of the periods during which payroll deductions may accumulate and to make certain other changes to facilitate administration of the 1993 Plan. On January 31, 1996, the Board approved an amendment to the 1993 Plan to change the starting and ending dates of the periods during which payroll deductions may accumulate by one day to facilitate administration of the 1993 Plan. On July 15, 1997, the Board adopted certain technical amendments to the 1993 Plan to reflect the new Rule 16b-3 under the Securities Exchange Act of 1934. These technical amendments did not require stockholder approval. On July 15, 1997, the Board approved an amendment to the 1993 Plan to increase the number of shares reserved for issuance thereunder by 400,000 to 800,000 shares from 400,000. Stockholders approved the amendment on August 15, 1997. On June 23, 2000, the Board approved an amendment to the 1993 Plan to increase the maximum annual contribution by Participating Employees permitted under the 1993 Plan from 10% of all eligible compensation to 15% and to clarify the eligibility provisions. This amendment did not require stockholder approval. On June 23, 2000, the Board approved an amendment to the 1993 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 800,000 shares to 1,150,000 shares. Stockholders approved the amendment on August 11, 2000. On December 21, 2001, the Board approved the proposed amendment to the 1993 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,150,000 shares to 1,550,000 shares. This proposed amendment became effective upon board approval, subject to stockholder approval, and no grants of the increased number of shares under the 1993 Plan will be made until stockholder approval has been obtained.

      NUMBER OF SHARES SUBJECT TO THE 1993 PLAN. An aggregate of 1,550,000 shares (assuming approval of the proposed amendment) of the Company's Common Stock have been reserved by the Board for issuance under the 1993 Plan. Prior to the Special Meeting of Stockholders of the Company, the Company will register the additional shares with the Securities and Exchange Commission on a registration statement on Form S-8 for their purchase and subsequent resale.

      ADMINISTRATION. The 1993 Plan is administered by the Compensation Committee of the Board (the "Committee"). The interpretation or construction by the Committee of any provisions of the 1993 Plan or of any option granted under it will be final and binding on all Participating Employees. The members of the Committee do not receive any compensation specifically for administering the 1993 Plan. The Company bears all expenses in connection with administration of the 1993 Plan.

      ELIGIBILITY. All employees of the Company, or any subsidiary, are eligible to participate in the 1993 Plan except the following:

      (a) employees who are not employed by the Company or any subsidiary on the 15th day of the month before the beginning of an Offering Period (as defined below);

      (b) employees who are customarily employed for fewer than 20 hours per week;

      (c) employees who are customarily employed for fewer than 5 months in a calendar year; or

      (d) employees who own or hold options to purchase stock or who, as a result of participation in the 1993 Plan, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      An individual who provides services to the Company or to any designated subsidiary of the Company as an independent contractor is not considered an "employee" for the purposes of the 1993 Plan and will not be eligible to participate in the Plan, except during such periods as the Company or the designated subsidiary, as applicable, is required to withhold U.S. federal employment taxes for the individual. This exclusion from participation applies even if the individual is reclassified as an employee, rather than an independent contractor, for any purpose other than U.S. federal employment tax withholding.

      As of December 13, 2001, approximately 1,353 persons were eligible to participate in the 1993 Plan and 1,064,158 shares had been issued pursuant to the 1993 Plan. As of that date, 85,842 shares were available for future issuance under the 1993 Plan, not including the proposed amendment to the 1993 Plan to increase the shares available for issuance thereunder. As of December 27, 2001, the closing price of the Company's Common Stock on the Nasdaq National Market was $17.56 per share. Over the term of the 1993 Plan, each of the following "Named Executive Officers," as that term is defined under Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the "Securities Act"), have purchased shares of the Company's Common Stock under the 1993 Plan, as follows: Mr. Burgess (7,830 shares), Ms. Nelson (6,228 shares), Mr. Allum (1,520 shares), Mr. Meyrowitz (5,361 shares) and Mr. Lynch (1,240 shares), Named Executive Officers as a group have purchased 32,077 shares, and all employees as a group, other than executive officers, have purchased 1,032,081 shares.

      Participating Employees participate in the 1993 Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 15% of the Participating Employee's eligible compensation, including, but not limited to, base salary, wages, commissions, overtime, benefit premiums, bonuses and draws unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Internal Revenue Code (the "Code"), not to exceed $25,000 per year or such lower limit as set by the Committee.

      OFFERING PERIOD. Each offering of Common Stock under the 1993 Plan is for a period of six months (the "Offering Period"). Offering Periods commence on February 16 and August 16 of each year and end on August 15 and February 15, respectively, of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period.

      Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the 1993 Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the 1993 Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

      PURCHASE PRICE. The purchase price of shares that may be acquired in any Offering Period under the 1993 Plan is 85% of the lesser of (a) the fair market value of the shares on the Offering Date or (b) the fair market value of the shares on the last day of the Offering Period. The fair market value of a share of the Company's Common Stock is deemed to be the average of the high and low prices of the Company Stock on the applicable date as quoted on the Nasdaq National Market and reported in the Wall Street Journal.

      PURCHASE OF STOCK UNDER THE 1993 PLAN. The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total amount withheld from the Participating Employee during the Offering Period pursuant to the 1993 Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the last day of the Offering Period.

      WITHDRAWAL. A Participating Employee may withdraw from an Offering Period. Upon withdrawal, all accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest. No further payroll deductions for the purchase of shares will be made for succeeding Offering Periods unless and until the Participating Employee enrolls in a new Offering Period in the same manner as for initial participation in the 1993 Plan.

      AMENDMENT OF THE 1993 PLAN. The Board may at any time amend, terminate or extend the term of the 1993 Plan, except that any such termination cannot affect the terms of shares previously granted under the 1993 Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval within 12 months of such amendment if the amendment would: (a) increase the number of shares that may be issued under the 1993 Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in the 1993 Plan.

      TERM OF THE 1993 PLAN. The 1993 Plan will continue until the earlier to occur of: (i) termination of the 1993 Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the 1993 Plan; or
(iii) October 2003, ten years after the date the 1993 Plan was adopted by the Board. The Board intends to terminate the 1993 Plan effective February 16, 2002.


U.S. FEDERAL INCOME TAX INFORMATION

      THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPATING EMPLOYEES UNDER THE 1993 PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1993 PLAN.

      The 1993 Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. It is not subject to any provisions of the Employees Retirement Income Security Act of 1974.

      TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the 1993 Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of shares by gift or dies.

      If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

      If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains continue to be offset by capital losses and up to $3,000 of capital losses may be used annually against ordinary income.

      TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 1993 Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares and the Company timely reports such income to the Internal

Revenue Service. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees are required to notify the Company in writing of the date and terms of any disposition of shares purchased under the 1993 Plan.

                    THE BOARD RECOMMENDS A VOTE FOR APPROVAL
                             OF THE AMENDMENT TO THE
                        1993 EMPLOYEE STOCK PURCHASE PLAN

                  PROPOSAL NO. 2 -- APPROVAL OF ADOPTION OF THE
                        2001 EMPLOYEE STOCK PURCHASE PLAN

      Stockholders are being asked to approve adoption of the Company's 2001 Employee Stock Purchase Plan (the "2001 Plan") authorizing the Company to reserve 2,000,000 shares of Common Stock for issuance thereunder, along with any authorized shares not issued or subject to outstanding grants under the 1993 Plan as of February 16, 2002. The Board adopted the 2001 Plan on December 21, 2001.

      Management believes that approval of the 2001 Plan is in the best interests of the Company because of the need to continue to provide equity participation to attract and retain quality employees and remain competitive in the industry. The 2001 Plan is intended to qualify as an employee stock purchase plan" under Section 423 of the Code.

      Below is a summary of the principal provisions of the 2001 Plan, assuming approval of the 2001 Plan, which summary is qualified in its entirety by reference to the full text of the 2001 Plan.


2001 EMPLOYEE STOCK PURCHASE PLAN

      BACKGROUND. The Board adopted the 2001 Plan on December 21, 2001 to offer eligible employees of the Company ("Participating Employees") with a convenient means to acquire equity in the Company through payroll deductions and to provide an incentive for continued employment. The 2001 Plan became effective upon board approval, but requires stockholder approval to qualify as an "employee stock purchase plan" under Section 423 of the Code, and no grants will be made under the 2001 Plan until stockholder approval has been obtained.

      NUMBER OF SHARES SUBJECT TO THE 2001 PLAN. An aggregate of 2,000,000 shares of the Company's Common Stock have been reserved by the Board for issuance under the 2001 Plan. Some or all of these shares may, at the discretion of the Board, come from the Company's treasury shares. In addition, any authorized shares not issued or subject to outstanding grants under the 1993 Plan as of February 16, 2002 will no longer be available for grant and issuance under the 1993 Plan and will become available for grant and issuance under the 2001 Plan. Prior to the Special Meeting of Stockholders of the Company, the Company will register the shares with the Securities and Exchange Commission on a registration statement on Form S-8 for their purchase and subsequent resale.

      ADMINISTRATION. The 2001 Plan will be administered by the Compensation Committee of the Board (the "Committee"). The interpretation or construction by the Committee of any provisions of the 2001 Plan or of any option granted under it will be final and binding on all Participating Employees. The Committee has the discretion to adopt any rules regarding the 2001 Plan operation and administration to accommodate the specific requirements of local laws and procedures to enable non-U.S. employees of the Company or its subsidiaries to participate in 2001 the Plan at the discretion of the Committee. The members of the Committee do not receive any compensation specifically for administering the 2001 Plan. The Company bears all expenses in connection with administration of the 2001 Plan.

      ELIGIBILITY. All employees of the Company, or any subsidiary, will be eligible to participate in the 2001 Plan except the following:

      (a) employees who are not employed by the Company or any subsidiary prior to the beginning of an Offering Period (as defined below) or prior to such other time period as specified by the Committee;

      (b) employees who are customarily employed for 20 hours per week or less unless required by local law as determined by the Committee;

      (c) employees who are customarily employed for 5 months or less in a calendar year unless required by local law as determined by the Committee;

      (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the 2001 Plan, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company; or

      (e) individuals who provide services to the Company or any of its participating subsidiaries as independent contractors who are reclassified as common law employees for any reason EXCEPT FOR federal income and employment tax purposes.

      As of December 13, 2001, approximately 1,353 persons would be eligible to participate in the 2001 Plan. As of December 27, 2001, the closing price of the Company's Common Stock on the Nasdaq National Market was $17.56 per share.

      Participating Employees will participate in the 2001 Plan through payroll deductions. A Participating Employee will set the rate of such payroll deductions, which may not be less than 2% nor more than 15% of the Participating Employee's eligible compensation, including, but not limited to, base salary, wages, commissions, overtime, benefit premiums, bonuses and draws unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code.

      OFFERING PERIOD. Each offering of Common Stock under the 2001 Plan will be for a period of twenty-four months (the "Offering Period"). Offering Periods will commence on February 16 and August 16 each year, and will end on February 15 and August 15, respectively, two years after commencement. Each Offering Period will consist of four (4) six-month purchase periods (each, a "Purchase Period") during which payroll deductions of the participants are accumulated under the 2001 Plan. The first business day of each Offering Period will be the "Offering Date" for such Offering Period. The last business day of each Purchase Period is referred to as the "Purchase Date".

      Participating Employees will be able to elect to participate in any Offering Period by enrolling as provided under the terms of the 2001 Plan. A Participating Employee may only participate in one Offering Period at a time. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the 2001 Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee will be automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions during an Offering Period. Not more than one change may be made during a single Purchase Period.

      PURCHASE PRICE. The purchase price of shares that may be acquired in any Offering Period under the 2001 Plan is 85% of the lesser of (a) the fair market value of the shares on the Offering Date or (b) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is the closing price of the Company Stock on the applicable date as quoted on the Nasdaq National Market and reported in the Wall Street Journal.

      PURCHASE OF STOCK UNDER THE 2001 PLAN. The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total amount withheld from the Participating Employee during a Purchase Period pursuant to the 2001 Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date.

      WITHDRAWAL. A Participating Employee may withdraw from an Offering Period. Upon withdrawal, all accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest. No further payroll deductions for the purchase of shares will be made for succeeding Offering Periods unless and until the Participating Employee enrolls in a new Offering Period in the same manner as for initial participation in the 2001 Plan. An Offering Period may end earlier than its scheduled term. If the purchase price on an Offering Date of any current Offering Period in which Participating Employees are enrolled is higher than the purchase price on an Offering Date of any subsequent Offering Period, the Company will automatically enroll such Participating Employees in the subsequent Offering Period. Any funds accumulated in such Participating Employees' account prior to the Offering Date of the subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the subsequent Offering Period. The enrollment in the subsequent Offering Period will be automatic.

      AMENDMENT OF THE 2001 PLAN. The Board may at any time amend, terminate or extend the term of the 2001 Plan, except that any such termination cannot affect the terms of shares previously granted under the 2001 Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the 2001 Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in the 2001 Plan.

      TERM OF THE 2001 PLAN. The 2001 Plan will continue until the earlier to occur of: (i) termination of the 2001 Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the 2001 Plan; or
(iii) December 21, 2011, ten years after the date the 2001 Plan was adopted by the Board.


U.S. FEDERAL INCOME TAX INFORMATION

      THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPATING EMPLOYEES UNDER THE 2001 PLAN, ASSUMING STOCKHOLDER APPROVAL OF THE ADOPTION OF THE 2001 PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 PLAN.

      The 2001 Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. It is not subject to any provisions of the Employees Retirement Income Security Act of 1974.

      TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the 2001 Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of shares by gift or dies.

      If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

      If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains continue to be offset by capital losses and up to $3,000 of capital losses may be used annually against ordinary income.

      Under Regulations proposed by the Internal Revenue Service, to take effect for purchases on or after January 1, 2003, the difference between the fair market value of shares at purchase and the purchase price under the Plan will constitute wages for Federal Insurance Contributions Act tax and Federal Unemployment Tax Act tax purposes.

      TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 2001 Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares and the Company timely reports such income to the Internal Revenue Service. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees are required to notify the Company in writing of the date and terms of any disposition of shares purchased under the 2001 Plan.

                    THE BOARD RECOMMENDS A VOTE FOR APPROVAL
                             OF THE ADOPTION OF THE
                        2001 EMPLOYEE STOCK PURCHASE PLAN

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of December 13, 2001, with respect to the beneficial ownership of the Company's Common Stock by
(i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director/nominee, (iii) each of the Named Executive Officers of the Company (as defined below) and (iv) all directors and executive officers as a group.


                                                                          AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP(1)  PERCENT OF CLASS
----------------------------------                                        ---------------------   --------------
Capital Research and Management Company(2) ............................        6,375,000               10.5%
Capital Group International, Inc.(3) ..................................       10,100,210               16.7
Robert K. Burgess(4) ..................................................          640,018                1.1
Norman K. Meyrowitz(5) ................................................          271,917                  *
Kevin Lynch(6) ........................................................          240,031                  *
Elizabeth A. Nelson(7) ................................................          193,973                  *
John (Ian) Giffen(8) ..................................................           55,833                  *
Brian Allum(9) ........................................................           52,520                  *
Mark D. Kvamme(10) ....................................................           45,833                  *
Donald L. Lucas(11) ...................................................           42,047                  *
Alan Ramadan(12) ......................................................           38,188                  *
William B. Welty(13) ..................................................           10,937                  *
All directors and executive officers as a group (11 persons)(14) ......        1,445,750                2.4

------------------------
*     Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person and entity named in the table is: c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(2) In its Schedule 13G under the Exchange Act filed April 10, 2001, Capital Research and Management Company reported no voting power as to any share of the Company's Common Stock and sole dispositive power as to 6,375,000 shares and disclaimed beneficial ownership as to 6,375,000 shares. Capital Research and Management Company listed its principal business address as 333 South Hope Street, Los Angeles, CA 90071.

(3) In Amendment No. 4 to its Schedule 13G under the Exchange Act filed June 11, 2001, Capital Group International, Inc. reported sole voting power as to 9,139,530 shares of the Company's Common Stock and sole dispositive power as to 10,100,210 shares and disclaimed beneficial ownership as to 10,100,210 shares. Also on Amendment No. 4 to the same Schedule 13G, Capital Guardian Trust Company reported sole voting power as to 6,579,930 shares of the Company's Common Stock and sole dispositive power as to 7,540,610 shares and disclaimed beneficial ownership as to 7,540,610 shares. These entities listed their principal business address as 11100 Santa Monica Blvd., Los Angeles, CA 90025.

(4) Includes 581,012 shares subject to options held by Mr. Burgess that are exercisable within 60 days of December 13, 2001 and 1,176 shares, for which Mr. Burgess has shared voting and dispositive power, held in trust for the benefit of the children of Mr. Burgess.

(5) Includes 269,833 shares subject to options held by Mr. Meyrowitz that are exercisable within 60 days of December 13, 2001. Effective May 3, 2001, Mr. Meyrowitz ceased to be an executive officer of the Company.

(6) Includes 238,791 shares subject to options held by Mr. Lynch that are exercisable within 60 days of December 13, 2001.

(7) Includes 172,439 shares subject to options held by Ms. Nelson that are exercisable within 60 days of December 13, 2001.

(8) Represents 55,833 shares subject to options held by Mr. Giffen that are exercisable within 60 days of December 13, 2001.

(9) Includes 51,000 shares subject to options held by Mr. Allum that are exercisable within 60 days of December 13, 2001. Does not include shares subject to options to be granted under the Company's option exchange program that will be exercisable within 60 days of December 13, 2001. Under the option exchange program, employees of the Company who elected to exchange their options pursuant to the option exchange program will receive a new option grant on a date before January 21, 2002 (the "replacement grant date"), so long as the employee is employed by the Company on the replacement grant date. Under the option exchange program, 110,000 shares subject to options that will be exercisable within 60 days of December 13, 2001 will be issued to Mr. Allum if Mr. Allum is employed by the Company on the replacement grant date. Effective July 18, 2001, Mr. Allum ceased to be an executive officer of the Company.

(10) Represents 45,833 shares subject to options held by Mr. Kvamme that are exercisable within 60 days of December 13, 2001.

(11) Includes 41,750 shares subject to options held by Mr. Lucas that are exercisable within 60 days of December 13, 2001.

(12) Represents 38,188 shares subject to options held by Mr. Ramadan that are exercisable within 60 days of December 13, 2001.

(13) Represents 10,937 shares subject to options held by Mr. Welty that are exercisable within 60 days of December 13, 2001.

(14) Includes 1,356,536 shares subject to options that are exercisable within 60 days of December 13, 2001. Does not include shares beneficially owned by Mr. Meyrowitz, who, effective May 3, 2001, ceased to be an executive officer of the Company. Also does not include shares beneficially owned by Mr. Allum, who, effective July 18, 2001, ceased to be an executive officer of the Company.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1999, 2000 and 2001 by (i) the Company's chief executive officer and (ii) the Company's four other most highly compensated employees who were serving as executive officers at the end of fiscal 2001 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                              ANNUAL COMPENSATION                ------------
                                              -------------------                 SECURITIES
                                                                    OTHER ANNUAL   UNDERLYING      ALL OTHER
                                              SALARY(1)    BONUS    COMPENSATION     OPTIONS    COMPENSATION(2)
NAME AND PRINCIPAL POSITION           YEAR       ($)         ($)         ($)           (#)            ($)
-------------------------             ----    --------     ------   ------------  ------------  ---------------
Robert K. Burgess                      2001   $167,587    $629,841           --      500,000(3)     $2,000
  Chairman and                         2000    200,000     684,167           --      250,000         1,000
  Chief Executive Officer              1999    200,000     508,985           --      125,000         2,000

Brian Allum (4)                        2001    167,587     450,774           --      200,000(3)      2,000
  Executive Vice President             2000    200,000     466,052           --      110,000         1,000
                                       1999    200,000     309,779      357,131(5)        --         1,000

Elizabeth A. Nelson                    2001    191,667     314,921           --      200,000(3)      2,000
  Executive Vice President,            2000    162,500     281,563           --       70,000         1,000
  Chief Financial Officer and          1999    150,000     225,028           --      193,055         1,000
  Secretary

Norman K. Meyrowitz (6)                2001    167,587     337,480           --      150,000(3)      2,000
  President, Macromedia Ventures       2000    200,000     292,084       81,863(7)        --         1,000
                                       1999    200,000     300,037           --       75,000         1,000

Kevin Lynch                            2001    175,000     228,919           --      200,000(3)         --
  Executive Vice President,            2000    150,000     243,817           --      100,000         1,000
  President of Macromedia              1999    150,000     176,711           --      150,000         1,000
  Products

----------------
(1) Base salaries for fiscal 2001 reflect a voluntary salary reduction for the fourth fiscal quarter by certain executive officers.

(2)   Represents the Company's 401(k) plan contributions.

(3) All options granted in fiscal
      year 2001 were exchanged under the Company's option exchange program on June 5, 2001. Under the option exchange program, employees of the Company who elected to exchange their options pursuant to the option exchange program will receive a new option grant on a date before January 21, 2002 (the "replacement grant date"), so long as the employee is employed by the Company on the replacement grant date.

(4) Effective July 18, 2001, Mr. Allum ceased to be an executive officer of the Company. Mr. Allum is currently serving the Company as an advisor to our Chief Executive Officer.

(5)   Represents relocation expenses.

(6) Effective May 3, 2001, Mr. Meyrowitz ceased to be an executive officer of the Company. Mr. Meyrowitz is currently serving the Company as an advisor to our Chief Executive Officer.

(7)   Represents reimbursement for the purchase of an automobile.

      The following table sets forth further information regarding individual grants of stock options during fiscal 2001 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                          OPTION GRANTS IN FISCAL 2001

                                                   INDIVIDUAL GRANTS
                                  ------------------------------------------------------
                                                    PERCENT                               POTENTIAL REALIZABLE VALUE
                                    NUMBER OF       OF TOTAL                              AT ASSUMED ANNUAL RATES
                                   SECURITIES       OPTIONS      PER SHARE                OF STOCK PRICE APPRECIATION
                                   UNDERLYING      GRANTED TO     EXERCISE                   FOR OPTION TERM(3)
                                     OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION  ---------------------------
NAME                              GRANTED(#)(1)  FISCAL 2001(1)   ($/SH)(2)     DATE         5%($)          10%($)
-----                             -------------  --------------  ----------   ----------  ----------     ------------
Robert K. Burgess ..............   500,000(4)          7.0%        $49.94      4/18/2010  $15,703,49     $39,795,749
Brian Allum ....................   200,000(4)          2.8          49.94      4/18/2010   6,281,400      15,918,300
Elizabeth A. Nelson ............   200,000(4)          2.8          49.94      4/18/2010   6,281,400      15,918,300
Norman K. Meyrowitz ............   150,000(5)          2.1          56.94      9/14/2010   5,371,389      13,612,154
Kevin Lynch ....................   200,000(4)          2.8          49.94      4/18/2010   6,281,400      15,918,300

--------------
(1) The percentages were calculated without giving effect to options issued by Allaire Corporation and assumed by Macromedia.

(2) Macromedia stock options were awarded to the Named Executive Officers with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Macromedia stock options expire ten years from the date of grant or at the time of the optionee's termination of employment.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

(4) These stock options granted become exercisable, so long as the respective executive continues to provide services to the Company, as to 62.50% of the shares at the end of the first thirty months and as to 2.0833% per month thereafter. All options were exchanged under the Company's option exchange program on June 5, 2001. Under the option exchange program, employees of the Company who elected to exchange their options pursuant to the option exchange program will receive a new option grant on a date before January 21, 2002 (the "replacement grant date"), so long as the employee is employed by the Company on the replacement grant date.

(5) These stock options granted become exercisable, so long as Mr. Meyrowitz continues to provide services to the Company, as to 100% of the shares on September 14, 2002. Mr. Meyrowitz's options were exchanged under the Company's option exchange program on June 5, 2001. Under the option exchange program, employees of the Company who elected to exchange their options pursuant to the option exchange program will receive a new option grant on a date before January 21, 2002 (the "replacement grant date"), so long as the employee is employed by the Company on the replacement grant date.

      The following table sets forth certain information concerning the exercise of stock options during fiscal 2001 by each of the Named Executive Officers and the number and value at March 31, 2001 of unexercised options held by said individuals.


                 AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
                          MARCH 31, 2001 OPTION VALUES

                                                      NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                                UNEXERCISED               IN-THE-MONEY OPTIONS
                              SHARES        VALUE      OPTIONS AT FISCAL YEAR-END(#)    AT FISCAL YEAR-END(2)($)
                            ACQUIRED ON   REALIZED    -------------------------------  --------------------------
NAME                        EXERCISE(#)    ($)(1)      EXERCISABLE      UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----                       ----------- -------------  -----------      -------------  -----------  -------------
Robert K. Burgess .........  246,176(3) $17,145,440(3)    509,887          585,937      $1,873,384     $ 38,069
Brian Allum ...............  153,000     10,597,286       129,750          256,250         353,347      276,047
Elizabeth A. Nelson .......   64,534      4,229,169       105,176          286,244          75,734      115,370
Norman K. Meyrowitz .......  161,325     12,253,299       212,541          221,354       1,259,656      321,411
Kevin Lynch ...............   50,000      3,636,114       180,876          269,374         243,898      103,695

----------------
(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized. The values are based, with respect to options exercisable for shares of Macromedia's Common Stock, on the positive spread between the respective exercise prices of outstanding stock options and the closing price of Macromedia's Common Stock on March 31, 2001 ($16.0625 per share).

(3) Includes 1,176 shares of Common Stock of Macromedia issued, and $15,472 value realized, upon exercise of options transferred by Mr. Burgess to certain trusts held for the benefit of his children.

                            COMPENSATION OF DIRECTORS

      Each non-employee director is reimbursed for actual business expenses incurred in attending each Board meeting. In addition to the reimbursement, the Company provides for an annual retainer fee of $10,000 to each director of the Company. Furthermore, each director is compensated $1,000 for each meeting of the Board attended by such director. In any calendar year, there are approximately four meetings of the Board held per year. Moreover, each member of the Audit Committee and of the Compensation Committee is compensated $500 for each meeting of the respective committee attended by such member.

      In addition, under the Company's 1993 Directors Stock Option Plan, each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) ("Outside Director") receives automatic grants of stock options. The following equity compensation is paid to the Outside
Directors:

      (1) Each Outside Director who first becomes a member of the Board is automatically granted an option to purchase 60,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"), to be vested on a monthly basis over a period of three years;

      (2) Each Outside Director automatically receives a new 60,000 share option grant (less the number of unvested option shares then held by such Outside Director), to be vested on a monthly basis over a period of three years, on the first day of the month following the full vesting of his or her prior option grant, so long as he or she continuously remains a director of the Company (a "Succeeding Grant");

      (3) Each member of the Audit Committee automatically receives an annual 10,000 share option grant, to be vested on a monthly basis over a period of one year;

      (4) Each member of the Compensation Committee automatically receives an annual 7,500 share option grant, to be vested on a monthly basis over a period of one year; and

      (5) The chair of the Compensation Committee and the chair of the Audit Committee each receives an additional annual 5,000 share option grant, to be vested on a monthly basis over a period of one year.

      Notwithstanding the foregoing, the Board may increase or decrease the number of option shares that may be granted to an Outside Director under the Directors Plan.

                              EMPLOYMENT AGREEMENTS


ROBERT K. BURGESS EMPLOYMENT AGREEMENT

      The Company entered into an employment agreement with Mr. Burgess in August 1996. The employment agreement specified that Mr. Burgess' annual base salary be $300,000, and that he would have the opportunity to earn an annual target bonus of $200,000, if he met 100% of the objectives established by the Board and up to a maximum annual bonus of $480,000, if he had exceeded 100% of certain objectives. In fiscal 1999, Mr. Burgess volunteered to reduce his annual base salary from $300,000 to $200,000, and increase his target variable compensation from $200,000 to $300,000 based upon 100% achievement of the Company's financial plan, with the variable compensation to be proportionally adjusted in accordance with the Company's earnings performance. In fiscal 2000, the Compensation Committee increased the target variable compensation for Mr. Burgess from $300,000 to $400,000. In addition, in fiscal 1996, in accordance with his employment agreement, Mr. Burgess was granted a non-plan stock option grant for 1,000,000 shares of the Company's Common Stock which vested as to 25% of those shares at the end of first twelve months of employment and monthly thereafter for the subsequent three years.

      Upon termination for other than cause or constructive termination, Mr. Burgess will continue to receive his salary and bonus at the target plan for a period of twelve months. In addition, Mr. Burgess will be entitled to continue vesting in his options for the greater of (i) twenty-four months, reduced by the number of months from the grant date to his date of termination or (ii) twelve months. In the event Mr. Burgess is constructively terminated as President or voluntarily terminates within 180 days following a change in control, he will continue to receive his salary and bonus for twelve months, and Mr. Burgess' options will immediately become exercisable and vest as if he had remained employed for an additional twenty-four months, and will remain exercisable for twenty-four months following the later of his termination of employment as President or the date of his option acceleration.


BRIAN ALLUM EMPLOYMENT AGREEMENT

      The Company entered into an employment agreement with Brian Allum, who is currently an advisor to our Chief Executive Officer, in July 1997. Mr. Allum's annual salary is currently $100,000. Mr. Allum received a payment of $150,000, net of taxes, as a signing bonus and to cover his miscellaneous relocation expenses. Mr. Allum was granted an option for 400,000 shares of the Company's Common Stock under the Company's 1992 Equity Incentive Plan, all of which has vested. The Company made a recourse loan to Mr. Allum for up to $2,400,000 for the purchase of his primary residence and improvements to it. The loan was repaid in August 2001. In July 2001, Mr. Allum ceased to be an executive officer of the Company.

      Upon termination other than for cause or a voluntary termination, Mr. Allum will continue to receive his base salary and health and life insurance benefits for a period of twelve months and the Company shall reimburse Mr. Allum for his relocation costs in moving back to Canada. In the event of a change in control of the Company, the vesting of all of Mr. Allum's options will immediately be accelerated by eighteen months.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: Donald L. Lucas and William B. Welty. No executive officer of the Company served during fiscal 2001, or currently serves, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board or the Company's Compensation Committee.

                                NEW PLAN BENEFITS

                        1993 EMPLOYEE STOCK PURCHASE PLAN

      Future purchases under the 1993 Plan are discretionary at the option of the individual and cannot be determined at this time. We have therefore not included a table reflecting any such awards.


                        2001 EMPLOYEE STOCK PURCHASE PLAN

      Future purchases under the 2001 Plan are discretionary at the option of the individual and cannot be determined at this time. We have therefore not included a table reflecting any such awards.


                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Company at its principal executive offices no later than February 8, 2002 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2002 annual meeting of stockholders (but not include it in the Company proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by no earlier than April 28, 2002 and no later than May 28, 2002.


                                 OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                                      APPENDIX A


                                MACROMEDIA, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                          As Adopted October 15, 1993
                     and Amended Through December 21, 2001

      1. ESTABLISHMENT OF PLAN. Macromedia, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "Parent Corporation" and Subsidiary" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,550,000 shares of the Company's Common Stock is reserved for issuance under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

      2. PURPOSE. The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

      3. ADMINISTRATION. This Plan may be administered by the Board or a committee appointed by the Board (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

      4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

            (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

            (b) employees who are customarily employed for less than 20 hours per week;

            (c) employees who are customarily employed for less than 5 months in a calendar year;

            (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

An individual who provides services to the Company, or any designated Subsidiary, as an independent contractor shall not be considered an "employee" for purposes of this Section 4 or this Plan, and shall not be eligible to participate in this Plan, except during such periods as the Company or the designated Subsidiary, as applicable, is required to withhold U.S. federal employment taxes for the individual. This exclusion from participation shall apply even if the individual is reclassified as an employee, rather than an independent contractor, for any purpose other than U.S. federal employment tax withholding.

      5. OFFERING DATES. The Offering Periods of the Plan (the "OFFERING PERIOD") shall be of 6 months duration commencing February 16 and August 16 of each year and ending on August 15 and February 15 respectively, during which payroll deductions of the participant are accumulated under this Plan. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

      6. PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

      7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "ENTRY PRICE") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

      8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be 85 percent of the lesser of:

            (a)  The fair market value on the Offering Date; or

            (b)  The fair market value on the Purchase Date.

For purposes of the Plan, the term "fair market value" on a given date shall mean the fair market value of the Company's Common Stock as determined by the Committee from time to time in good faith.

If a public market exists for the shares, the fair market value shall be the average of the last reported bid and asked prices for the Common Stock of the Company on the last trading day prior to the date of determination, or, in the event the Common Stock of the Company is listed on the NASDAQ National Market System, the fair market value shall be the average of the high and low prices of the Common Stock on the determination date as quoted on the NASDAQ National Market System and reported in THE WALL STREET JOURNAL.

      9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

           (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent increments not less than 2 percent nor greater than 15 percent, not to exceed $25,000 per year or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

            (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

            (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

            (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be carried forward, without interest, into the next Offering Period; provided, however, that any cash remaining in such participant's account on a Purchase Date due to the limitations of Sections 10(a) and 10(d) shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

            (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

            (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

      10.   LIMITATIONS ON SHARES TO BE PURCHASED.

            (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

            (b) No more than 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

            (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

            (d) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

      11.   WITHDRAWAL.

            (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Treasury Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

            (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

      12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

      14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

      15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

      16. REPORTS. Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

      17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

      18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

      19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

      20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. TERM; STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to the Plan shall occur prior to such stockholder approval. The Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or one (1) year from the adoption of the Plan by the Board (unless extended by the Board for a period of up to ten (10) years from the adoption date.)

      22.   DESIGNATION OF BENEFICIARY.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

      25. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend, terminate or the extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

            (a) increase the number of shares that may be issued under the Plan; or

            (b) change the designation of the employees (or class of employees) eligible for participation in the Plan.

                                                                      APPENDIX B


                                MACROMEDIA, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                          As Adopted December 21, 2001

      1. ESTABLISHMENT OF PLAN. Macromedia, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this 2001 Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" shall have the same meanings as parent corporation" and subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 2,000,000 shares of the Company's Common Stock is reserved for issuance under this Plan. In addition, any authorized shares not issued or subject to outstanding grants under the Company's 1993 Employee Stock Purchase Plan (the "PRIOR PLAN") on February 16, 2002 will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

      2. PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

      3. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board (the "COMMITTEE"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. The Committee has the discretion to adopt any rules regarding the Plan operation and administration to accommodate the specific requirements of local laws and procedures to enable non-U.S. employees of the Company or its Subsidiaries to participate in the Plan at the discretion of the Committee. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. The Committee has the authority to suspend or limit non-U.S. participation in the Plan for any reason, including administrative or economic reasons. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

      4. ELIGIBILITY. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

            (a) employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

            (b) employees who are customarily employed for twenty (20) hours or less per week unless required by local law as determined by the Committee;

            (c) employees who are customarily employed for five (5) months or less in a calendar year unless required by local law as determined by the Committee;

            (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries; and

            (e) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason EXCEPT FOR federal income and employment tax purposes.

      5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 16 and August 16 of each year and ending on February 15 and August 15 of each year. Each Offering Period shall consist of four (4) six month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced prior to the relevant Offering Period, or prior to such other time period as specified by the Committee.

      6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on an Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. Notwithstanding the foregoing, the Committee may set a later time for filing the subscription agreement authorizing payroll deductions for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Company by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Date, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

      7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock), PROVIDED, HOWEVER, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to
Section 10(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 below.

      8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

            (a)  The fair market value on the Offering Date; or

            (b)  The fair market value on the Purchase Date.

      For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

            (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

            (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

            (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

            (d) if none of the foregoing is applicable, by the Board in good faith.

      9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

            (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than fifteen percent (15%). Compensation shall mean all cash compensation (such as all cash compensation as reported on U.S. Form W-2) that constitutes net pay, including but not limited to, base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions, PROVIDED, HOWEVER, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Section 125 or 401(k) of the Code and any pension plan contribution qualified for tax-favored treatment under local law shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

            (b) A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or prior to such other time period as specified by the Committee.

            (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

            (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

            (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

            (f) During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

      10.   LIMITATIONS ON SHARES TO BE PURCHASED.

            (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

            (b) No more than 200% of the number of shares determined by dividing the amount accumulated in the employee's payroll deduction account on a Purchase Date by 85% of the fair market value of the Company's Common Stock on the Offering Date may be purchased by a participant on such Purchase Date. To the extent that a residual of cash is not used to purchase shares on such Purchase Date, it shall be carried over into the next succeeding period.

            (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

            (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

            (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

      11.   WITHDRAWAL.

            (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

            (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

            (c) If the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period.
Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

      12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

      14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the Plan will continue with regard to Offering Periods that commenced prior to the closing of the proposed transaction and shares will be purchased based on the Fair Market Value of the surviving corporation's stock on each Purchase Date, unless otherwise provided by the Committee consistent with pooling of interests accounting treatment.

      The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

      15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

      16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

      17. NOTICE OF DISPOSITION. Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

      18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

      19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

      20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the date the Plan is adopted by the Board; PROVIDED, HOWEVER, no purchase of shares pursuant to this Plan shall occur prior to stockholder approval. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

      22. DEATH OF A PARTICIPANT. In the event of the death of a participant, the Company shall deliver any shares that have not yet been delivered to him or her and any cash in the participant's account to the executor or administrator of the estate of the participant.

      23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

      25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

            (a) increase the number of shares that may be issued under this Plan; or

            (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

      Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

                                MACROMEDIA, INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2002

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


       The undersigned hereby appoints Robert K. Burgess and Elizabeth A. Nelson, or either of them, each with power of substitution, to represent the undersigned at a Special Meeting of Stockholders of Macromedia, Inc. (the "Company") to be held at 600 Townsend Street, San Francisco, California 94103 on February 13, 2002, at 1:00 p.m. P.S.T., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:








                               (See Reverse Side)
--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *


                                                                                                           Please mark
                                                                                                           your choices   / X /
                                                                                                           like this


1. Amendment to the Company's 1993 Employee Stock Purchase Plan.    2. Adoption of the Company's 2001 Employee Stock Purchase Plan.

                    FOR      AGAINST      ABSTAIN                                       FOR      AGAINST     ABSTAIN
                    / /        / /          / /                                         / /        / /         / /


                                 The Board of Directors recommends a vote FOR Proposals 1 and 2.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

---------------------------------        --------------------------------          Dated:                                  , 2002
        ACCOUNT NUMBER                             COMMON                                ----------------------------------

                                                                                   ----------------------------------------------
                                                                                                    Signature(s)

                                                                                   Please sign exactly as your name(s) appear(s) on
                                                                                   your stock certificate. If shares are held of
                                                                                   record in the names of two or more persons or in
                                                                                   the name of husband and wife, whether as joint
                                                                                   tenants or otherwise, both or all of such persons
                                                                                   should sign the proxy. If shares of stock are
                                                                                   held of record by a corporation, the proxy should
                                                                                   be executed by the president or vice president
                                                                                   and the secretary or assistant secretary.
                                                                                   Executors, administrators, or other fiduciaries
                                                                                   who execute the above proxy for a deceased
                                                                                   stockholder should give their full title. Please
                                                                                   date the proxy. WHETHER OR NOT YOU EXPECT TO
                                                                                   ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
                                                                                   AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED,
                                                                                   POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                                                                                   REPRESENTED AT THE MEETING.
-----------------------------------------------------------------------------------------------------------------------------------
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